SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 29, 2003

                            Switchboard Incorporated
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               (Exact name of registrant as specified in charter)

       Delaware                   000-28871                     04-3321134
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(State or other juris-           (Commission                  (IRS Employer
diction of incorporation         File Number)              Identification No.)


120 Flanders Road, Westboro, Massachusetts                   01581
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (508) 898-8000

                                 Not applicable.
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          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.

     On July 29, 2003, Switchboard Incorporated announced its financial results for the fiscal quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 29, 2003               SWITCHBOARD INCORPORATED

                              By:  /s/ Robert P. Orlando
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                                   Robert P. Orlando
                                   Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated July 29, 2003